October 16, 2013 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO Exhibit 99.2 U.S. Bancorp 3Q13 Earnings Conference Call

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Continued
stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q13 Earnings
Conference Call
3Q13 Highlights
Net income of $1.5 billion; $0.76 per diluted common share
Average loan growth of 5.7% vs. 3Q12 and average loan growth of 1.9%
vs. 2Q13
Strong average deposit growth of 5.5% vs. 3Q12 and 2.0% vs. 2Q13
Net charge-offs declined 16.3% vs. 2Q13
Nonperforming assets declined 2.8% vs. 2Q13 (2.1% excluding covered assets)
Capital generation continues to reinforce capital position
• Tier 1 common equity ratio estimated at 8.6% using final rules for Basel III standardized approach released July 2013
• Tier 1 common equity ratio of 9.3%; Tier 1 capital ratio of 11.2%
Returned 77% of earnings to shareholders in 3Q13
• Repurchased 17 million shares of common stock during 3Q13

Return on Common Equity and Return on Assets

20%
17%
14%
11%
8%
ROCE
3.0%
2.5%
2.0%
1.5%
1.0%
ROA
16.5%
15.6%
16.0%
16.1%
15.8%
1.70%
1.62%
1.65%
1.70%
1.65%
3Q12
4Q12
1Q13
2Q13
3Q13
Return on Avg Common Equity
Return on Avg Assets

Efficiency Ratio and Net Interest Margin

65%
60%
55%
50%
45%
Efficiency Ratio
4.0%
3.5%
3.0%
2.5%
2.0%
NIM
3.59%
3.55%
3.48%
3.43%
3.43%
50.4%
52.6%
50.7%
51.7%
52.4%
3Q12
4Q12
1Q13
2Q13
3Q13
Efficiency Ratio
Net Interest Margin

usbancorp

3Q13 Earnings
Conference Call
Performance Ratios
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

8.0%
0.2%
(1.1%)
(2.4%)
(5.6%)
5,500
5,000
4,500
4,000
3,500
$5,179
$5,112
$4,874
$4,948
$4,891
3Q12
4Q12
1Q13
2Q13
3Q13

usbancorp

5 3Q13 Earnings Conference Call Taxable-equivalent basis Revenue Growth Year-Over-Year Growth $ in millions

260.0
240.0
220.0
200.0
180.0
7.3%
$216.9
11.1%
$239.3
6.4%
$220.3
9.2%
$243.8
5.8%
$222.4
7.3%
$245.0
5.2%
$225.2
7.0%
$247.4
5.7%
$229.4
5.5%
$252.4
3Q12
4Q12
1Q13
2Q13
3Q13
Loans
Deposits

usbancorp

6 3Q13 Earnings Conference Call Loan and Deposit Growth Average Balances Year-Over-Year Growth $ in billions

Net Charge-offs
800
600
400
200
0
3.00%
2.25%
1.50%
0.75%
0.00%
$538
$54**
$468
$433
$392
$328
0.99%
0.89%**
0.85%
0.79%
0.70%
0.57%
3Q12
4Q12
1Q13
2Q13
3Q13
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)

Nonperforming Assets*
3,200
2,400
1,600
800
0
3.00%
2.25%
1.50%
0.75%
0.00%
$2,188
$109**
$2,088
$2,029
$1,921
$1,880
1.06%
0.98%
0.95%
0.88%
0.85%
3Q12
4Q12
1Q13
2Q13
3Q13
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

3Q13 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)  ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans  *** Excluding $54 million of incremental charge-offs
$ in millions

3Q13 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
YTD YTD
3Q13 2Q13 3Q12 vs 2Q13 vs 3Q12 2013 2012 % B/(W)
Net Interest Income 2,714 $     2,672 $     2,783 $     1.6            (2.5)           8,095 $     8,186 $     (1.1)
Noninterest Income 2,177        2,276        2,396        (4.3)           (9.1)           6,618        6,990        (5.3)
Total Revenue 4,891        4,948        5,179        (1.2)           (5.6)           14,713      15,176      (3.1)
Noninterest Expense 2,565        2,557        2,609        (0.3)           1.7            7,592        7,770        2.3
Operating Income 2,326        2,391        2,570        (2.7)           (9.5)           7,121        7,406        (3.8)
Net Charge-offs 328           392           538           16.3          39.0          1,153        1,629        29.2
Excess Provision (30)            (30)            (50)            -- -- (90)            (190)          --
Income before Taxes 2,028        2,029        2,082        (0.0)           (2.6)           6,058        5,967        1.5
Applicable Income Taxes 598           585           650           (2.2)           8.0            1,797        1,852        3.0
Noncontrolling Interests 38             40             42             (5.0)           (9.5)           119           112           6.3
Net Income 1,468        1,484        1,474        (1.1)           (0.4)           4,380        4,227        3.6
Preferred Dividends/Other 68             79             70             13.9          2.9            217           193           (12.4)
NI to Common 1,400 $     1,405 $     1,404 $     (0.4)           (0.3)           4,163 $     4,034 $     3.2
Diluted EPS 0.76 $       0.76 $       0.74 $       -              2.7            2.25 $       2.12 $       6.1
Average Diluted Shares 1,843        1,853        1,897        0.5            2.8            1,854        1,901        2.5
% B/(W)

3Q13 Earnings
Conference Call
3Q13 Results - Key Drivers
vs. 3Q12
Net Revenue decline of 5.6%
• Net interest income decline of 2.5%; net interest margin of 3.43% vs. 3.59% in 3Q12
• Noninterest income decline of 9.1%
Noninterest expense decline of 1.7%
Provision for credit losses lower by $190 million
• Net charge-offs lower by $210 million
• Provision lower than NCOs by $30 million vs. $50 million in 3Q12
vs. 2Q13
Net Revenue decline of 1.2%
• Net interest income growth of 1.6%; net interest margin of 3.43% vs. 3.43% in 2Q13
• Noninterest income decline of 4.3%
Noninterest expense increase of 0.3%
Provision for credit losses lower by $64 million
• Net charge-offs lower by $64 million
• Provision lower than NCOs by $30 million vs. $30 million in 2Q13

3Q13 Earnings
Conference Call
Capital Position
$ in billions
RWA = risk-weighted assets
3Q13 2Q13 1Q13 4Q12 3Q12
Shareholders' equity 40.1 $    39.7 $    39.5 $    39.0 $    38.7 $
Tier 1 capital 32.7 32.2 31.8 31.2 30.8
Total risk-based capital 38.9 38.4 38.1 37.8 37.6
Tier 1 common equity ratio 9.3% 9.2% 9.1% 9.0% 9.0%
Tier 1 capital ratio 11.2% 11.1% 11.0% 10.8% 10.9%
Total risk-based capital ratio 13.3% 13.3% 13.2% 13.1% 13.3%
Leverage ratio 9.6% 9.5% 9.3% 9.2% 9.2%
Tangible common equity ratio 7.4% 7.5% 7.4% 7.2% 7.2%
Tangible common equity as a % of RWA 8.9% 8.9% 8.8% 8.6% 8.8%
Basel III
Tier 1 common equity ratio estimated
using final rules for the Basel III
standardized approach released July 2013 8.6% 8.6% - - -
Tier 1 common equity ratio approximated
using proposed rules for the Basel III
standardized approach released June 2012 - 8.3% 8.2% 8.1% 8.2%

3Q13 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 3Q13 2Q13 1Q13 4Q12 3Q12
Beginning Reserve $190 $233 $240 $220 $216
Net Realized Losses (13) (16) (23) (32) (32)
Change in Reserve (1) (27) 16 52 36
Ending Reserve $176 $190 $233 $240 $220
Mortgages
repurchased
and make-whole
payments $42 $41 $79 $57 $58
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
(  95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $114 million

12 3Q13 Earnings Conference Call

13 3Q13 Earnings Conference Call Appendix

Year-Over-Year Growth
7.3%
6.4%
5.8%
5.2%
5.7%
240
180
120
60
0
$216.9
$220.3
$222.4
$225.2
$229.4
(0.8%)
3.1%
20.4%
3.0%
18.8%
(0.8%)
1.9%
19.0%
2.9%
15.7%
(1.4%)
(1.5%)
19.2%
3.4%
14.3%
(2.2%)
(1.7%)
19.7%
3.7%
11.2%
(2.1%)
2.3%
19.9%
5.1%
9.4%
Retail
Credit Card
Res Mtg
CRE
Commercial
Covered
3Q12
4Q12
1Q13
2Q13
3Q13
Retail
Credit Card
Res Mtg
CRE
Commercial
Covered

3Q13 Earnings
Conference Call
Average Loans
Average Loans Key Points
$ in billions
vs. 3Q12
Average total loans grew by $12.4 billion, or 5.7%
Average total loans, excluding covered loans,
were higher by 7.5%
Average total commercial loans increased $5.9
billion, or 9.4%; average residential mortgage
loans increased $8.2 billion, or 19.9%
vs. 2Q13
Average total loans grew by $4.2 billion, or 1.9%
Average total loans, excluding covered loans,
were higher by 2.2%
Average total commercial loans increased $1.3
billion, or 2.0%; average residential mortgage
loans increased $2.3 billion, or 4.8%

Year-Over-Year Growth
11.1%
9.2%
7.3%
7.0%
5.5%
280
210
140
70
0
$239.3
$243.8
$245.0
$247.4
$252.4
16.2%
14.2%
4.4%
3.6%
0.2%
7.1%
4.7%
4.6%
6.4%
10.1%
6.5%
9.6%
15.6%
24.5%
17.8%
15.0%
8.8%
7.6%
(4.3%)
(5.7%)
Noninterest -bearing
Checking & Savings
Money Market
Time
3Q12
4Q12
1Q13
2Q13
3Q13
Noninterest-bearing
Checking and Savings
Money Market
Time

usbancorp

3Q13 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 3Q12
Average total deposits increased by $13.1
billion, or 5.5%
Average low cost deposits (NIB, interest
checking, money market and savings)
increased by $16.0 billion, or 8.5%
vs. 2Q13
Average total deposits increased by $5.0
billion, or 2.0%
Average low cost deposits increased by $2.0
billion, or 1.0%

Year-Over-Year Growth
6.1%
4.1%
0.7%
(1.5%)
(2.5%)
4,000
3,000
2,000
1,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$2,783
$2,783
$2,709
$2,672
$2,714
3.59%
3.55%
3.48%
3.43%
3.43%
3Q12
4Q12
1Q13
2Q13
3Q13
Net Interest Income
Net Interest Margin

3Q13 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 3Q12
Average earning assets grew by $6.1 billion,
or 2.0%
Net interest margin lower by 16 bps (3.43%
vs. 3.59%) driven by:
• Lower rates on investment securities and loans
• Partially offset by lower rates on deposits and a
reduction in higher cost long-term debt
vs. 2Q13
Average earning assets grew by $3.1 billion,
or 1.0%
Net interest margin flat (3.43% vs. 3.43%)

Year-Over-Year Growth
10.4%
(4.2%)
(3.3%)
(3.4%)
(9.1%)
2,800
2,100
1,400
700
0
$2,396
$2,329
$2,165
$2,276
$2,177
Payments
6.3%
Trust and Inv Mgmt
5.7%
Service Charges
0.3%
Mortgage
(36.8%)
All Other
(20.1%)
3Q12
4Q12
1Q13
2Q13
3Q13
Payments
Trust and Inv Mgmt
Service Charges
Mortgage
All Other

3Q13 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit service charges, treasury management fees and ATM processing services
vs. 3Q12
Noninterest income declined by $219 million, or
9.1%, driven by:
• Mortgage banking revenue decline of $191 million
• Higher credit and debit card revenue (14.6% increase), due to higher transaction volumes including the impact of business
expansion, and higher merchant processing (7.5% increase), due to an increase in product fees and higher volumes
• Higher trust and investment management fees (5.7% increase), due to improved market conditions and business expansion, and higher investment product fees (21.1% increase), due to higher sales volumes and fees
• Lower commercial products revenue (8.0% decline), due to lower standby letters of credit, foreign exchange, bond underwriting and syndication fees
• Lower corporate payments revenue (4.5% decline), mainly due to lower government-related transactions
• Lower other income, principally the result of a gain on sale of a credit card portfolio in 3Q12
vs. 2Q13
Noninterest income declined by $99 million, or 4.3%,
driven by:
• Mortgage banking revenue decline of $68 million
• Higher deposit service charges (12.5% increase), due to higher volumes, pricing changes and an increase in account fees
• Higher corporate payments revenue (9.1% increase), due to
seasonally higher sales volumes
• Lower other income, mainly due to lower equity investment and retail lease revenue

Year-Over-Year Growth
5.4%
(0.4%)
(3.5%)
(1.7%)
(1.7%)
$2,609
$2,686
$2,470
$2,557
$2,565
2,800
2,100
1,400
700
0
3Q12
4Q12
1Q13
2Q13
3Q13
2.4%
3.0%
(19.0%)
4.4%
(6.1%)
Compensation and Benefits
Occupancy and Equipment
Prof Svcs, Marketing and PPS
Tech and Communications
All Other

3Q13 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 3Q12
Noninterest expense was lower by $44 million, or
1.7%, driven by:
• Lower professional services expense (34.7% decline), due to a reduction in mortgage servicing review-related costs
• Lower compensation expense (1.9% decline), mainly due to
lower incentive expense
• Lower marketing and business development expense (11.5%
decline), due to the timing of marketing programs
• Lower other expense, mainly due to a reduction in litigation-
related expense and lower costs associated with OREO,
partially offset by higher costs related to investments in tax-
advantaged projects
• Higher employee benefits expense (23.6% increase), mainly
due to higher pension and medical costs
vs. 2Q13
Noninterest expense was higher by $8 million, or
0.3%, driven by:
• Higher other expense, mainly due to higher costs related to investments in tax-advantaged projects
• Lower marketing and business development expense (11.5%
decrease), due to the timing of marketing programs
• Lower compensation expense (0.9% decline), reflecting a
reduction in commission expense and contract labor costs
3Q12 4Q12 1Q13 2Q13 3Q13
Mortgage servicing matters - $         80 $       - $         - $         - $
Total - $         80 $       - $         - $         - $
Notable Noninterest Expense Items

80,000
60,000
40,000
20,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$56,655
$58,552
$59,921
$61,507
$62,858
0.41%
0.32%
0.22%
0.22%
0.11%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend
40%
35%
30%
25%
20%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong new lending activity resulted in 2.2% linked quarter loan growth and 10.9% year-over-year growth although utilization rates remained at historically low levels
Net charge-offs continued to improve year-over-year and on a linked quarter basis
Nonperforming loans improved year-over-year and were relatively stable on a linked quarter basis
Early stage delinquencies remained at moderate levels
3Q12 2Q13 3Q13
Average Loans $56,655 $61,507 $62,856
30-89 Delinquencies 0.29% 0.23% 0.28%
90+ Delinquencies 0.07% 0.10% 0.08%
Nonperforming Loans 0.23% 0.14% 0.16%
$ in millions

9,000
6,000
3,000
0
3.0%
2.0%
1.0%
0.0%
-1.0%
$5,537
$5,377
$5,378
$5,255
$5,206
0.50%
0.37%
0.23%
0.31%
-0.53%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

Commercial Leases
Equipment Finance $2,048
Small Ticket $3,160

▪

▪

3Q13 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Net charge-offs have shown considerable improvement year-over-year and on a linked quarter basis, even excluding a large recovery in 3Q13
Nonperforming loans and early stage delinquencies improved year-over-year and were relatively stable on a linked quarter basis
3Q12 2Q13 3Q13
Average Loans $5,537 $5,255 $5,208
30-89 Delinquencies 0.93% 0.74% 0.76%
90+ Delinquencies 0.02% 0.00% 0.00%
Nonperforming Loans 0.35% 0.27% 0.23%
$ in millions

45,000
30,000
15,000
0
0.9%
0.6%
0.3%
0.0%
-0.3%
$36,630
$36,851
$37,216
$37,884
$38,501
0.27%
0.18%
0.21%
-0.18%
-0.06%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

CRE Mortgage
Owner Occupied $11,160
Investor $20,386
CRE Construction
Other $1,461
Office $643
A&D Construction $594
Residential Construction $1,486
Retail $519
Multi-family $2,252

3Q13 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 1.6% on a linked quarter basis and 5.1% year-over-year
High levels of commercial real estate recoveries, reflecting continued improvement in market conditions
Nonperforming loans continued to decline, down from the peak of 5.36% in 1Q10
3Q12 2Q13 3Q13
Average Loans $36,630 $37,884 $38,501
30-89 Delinquencies 0.18% 0.23% 0.16%
90+ Delinquencies 0.03% 0.03% 0.02%
Nonperforming Loans 1.71% 1.11% 0.92%
Performing TDRs* $583 $494 $365
$ in millions
* TDR = troubled debt restructuring

60,000
45,000
30,000
15,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$40,969
$43,156
$45,109
$46,873
$49,139
1.17%
0.96%*
0.88%
0.83%
0.63%
0.46%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Residential Mortgage Performing TDRs**
4,000
3,000
2,000
1,000
0
$2,078
$2,087
$2,035
$2,084
$2,030
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong growth in high quality originations (weighted average FICO 760, weighted average LTV 68%) as average loans increased 4.8% over 2Q13, driven by demand for refinancing
Over 76% of the balances have been originated since the beginning of 2009, the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
Net charge-offs continue to decline as housing values improve
3Q12 2Q13 3Q13
Average Loans $40,969 $46,873 $49,139
30-89 Delinquencies 0.93% 0.78% 0.70%
90+ Delinquencies 0.72% 0.53% 0.53%
Nonperforming Loans 1.81% 1.43% 1.46%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,915 million 3Q13)
* Excluding $22 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

20,000
15,000
10,000
5,000
0
10.0%
7.5%
5.0%
2.5%
0.0%
$16,551
$16,568
$16,528
$16,418
$16,931
4.01%
3.86%
3.93%
4.23%
3.75%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

Credit Card Nonperforming Loans
240
180
120
60
0
2.4%
1.8%
1.2%
0.6%
0.0%
$163
$146
$127
$109
$94
0.99%
0.85%
0.78%
0.65%
0.55%
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 Earnings
Conference Call
3Q12 2Q13 3Q13
Average Loans $16,551 $16,416 $16,931
30-89 Delinquencies 1.41% 1.17% 1.25%
90+ Delinquencies 1.18% 1.10% 1.11%
Nonperforming Loans 0.99% 0.65% 0.55%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 3.1% on a linked quarter basis
Net charge-offs ratio at lowest level since 4Q07 and delinquencies remain near historically low levels
Nonperforming loans have decreased for several consecutive quarters
$ in millions

24,000
18,000
12,000
6,000
0
6.0%
4.5%
3.0%
1.5%
0.0%
$17,329
$16,950
$16,434
$15,969
$15,649
2.04%
1.76%
1.80%
1.45%
1.09%
1.44%*
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Home Equity
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.99%
Subprime: 2%
Wtd Avg LTV**: 91%
NCO: 6.36%
Other: 3%
Wtd Avg LTV**: 73%
NCO: 0.88%

** LTV at origination

3Q13 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO on commitments was 765, weighted average
CLTV 69%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-off ratio declined on a linked quarter basis
3Q12 2Q13 3Q13
Average Loans $17,329 $15,989 $15,648
30-89 Delinquencies 0.81% 0.74% 0.65%
90+ Delinquencies 0.32% 0.25% 0.25%
Nonperforming Loans 1.05% 1.23% 1.15%
$ in millions
* Excluding $26 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

9,000
6,000
3,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
$5,256
$5,384
$5,446
$5,653
$5,664
0.00%
0.07%
0.07%
-0.07%
0.07%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
130
120
110
100
90
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

3Q13 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Strong year-over-year growth (7.8%) driven by high-quality originations (weighted average FICO 769)
Delinquencies remain relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
3Q12 2Q13 3Q13
Average Loans $5,256 $5,653 $5,664
30-89 Delinquencies 0.17% 0.14% 0.15%
90+ Delinquencies 0.02% 0.00% 0.02%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

40,000
30,000
20,000
10,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$25,406
$25,595
$25,384
$25,224
$25,682
1.06%
0.98%*
0.92%
0.83%
0.76%
0.83%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio
Adjusted NCO Ratio

Other Retail
Auto Loans
$12,946
Revolving
Credit
$3,292
Installment
$5,715
Student
Lending
$3,729

▪

▪

3Q13 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Growth in Auto Loans continue to offset declines in Student Lending loan balances
(see slide 27 for auto loan detail)
Delinquencies and nonperforming loans remain relatively stable and at very low levels
3Q12 2Q13 3Q13
Average Loans $25,406 $25,224 $25,682
30-89 Delinquencies 0.59% 0.46% 0.48%
90+ Delinquencies 0.16% 0.14% 0.14%
Nonperforming Loans 0.12% 0.11% 0.10%
$ in millions
* Excluding $5 million related to a regulatory clarification in the treatment of loans to borrowers who have exited bankruptcy but continue to make payments on their loans

16,000
12,000
8,000
4,000
0
0.8%
0.6%
0.4%
0.2%
0.0%
$12,211
$12,540
$12,519
$12,575
$12,948
0.20%
0.22%
0.16%
0.00%
0.09%
3Q12
4Q12
1Q13
2Q13
3Q13
Average Loans
Net Charge-offs Ratio

Indirect and Direct Channel

Indirect: 92%
Wtd Avg FICO: 768
NCO: 0.10%
Direct: 8%
Wtd Avg FICO: 748
NCO: 0.02%

3Q13 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in Auto Loans driven by high-quality originations (Indirect channel weighted average FICO 756, Direct channel weighted average FICO 747)
Low net charge-offs and delinquencies continue as used vehicle values remain strong
3Q12 2Q13 3Q13
Average Loans $12,211 $12,575 $12,946
30-89 Delinquencies 0.43% 0.30% 0.30%
90+ Delinquencies 0.06% 0.02% 0.03%
Nonperforming Loans 0.06% 0.02% 0.02%
$ in millions
Auto Loans are included in Other Retail category

3Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 3Q13 2Q13 1Q13 4Q12 3Q12
Total equity 41,552 $   41,050 $   40,847 $   40,267 $   39,825 $
Preferred stock (4,756) (4,756) (4,769) (4,769) (4,769)
Noncontrolling interests (1,420) (1,367) (1,316) (1,269) (1,164)
Goodwill (net of deferred tax liability) (8,319) (8,317) (8,333) (8,351) (8,194)
Intangible assets, other than mortgage servicing rights (878) (910) (963) (1,006) (980)
Tangible common equity (a) 26,179 25,700 25,466 24,872 24,718
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 32,707 32,219 31,774 31,203 30,766
Preferred stock (4,756) (4,756) (4,769) (4,769) (4,769)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (686) (685) (684) (685) (685)
Tier 1 common equity using Basel I definition (b) 27,265 26,778 26,321 25,749 25,312
Tangible common equity (as calculated above) 26,179 25,700
Adjustments
1
258 195
Tier 1 common equity estimated using final rules for the
Basel III standardized approach released July 2013 (c) 26,437 25,895
Tangible common equity (as calculated above) 25,700 25,466 24,872 24,718
Adjustments
2
(43) 81 126 157
Tier 1 common equity approximated using proposed rules for the
Basel III standardized approach released June 2012 (d) 25,657 25,547 24,998 24,875
1
Includes net losses on cash flow hedges included in accumulated other comprehensive income and unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income
2
Includes net losses on cash flow hedges included in accumulated other comprehensive income, unrealized losses on securities transferred from available-for-sale to held-to-maturity included in accumulated other comprehensive income and disallowed mortgage servicing rights

3Q13 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 3Q13 2Q13 1Q13 4Q12 3Q12
Total assets 360,681 $ 353,415 $ 355,447 $ 353,855 $ 352,253 $
Goodwill (net of deferred tax liability) (8,319) (8,317) (8,333) (8,351) (8,194)
Intangible assets, other than mortgage servicing rights (878) (910) (963) (1,006) (980)
Tangible assets (e) 351,484 344,188 346,151 344,498 343,079
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 293,155 289,613
Adjustments
3
13,473 12,476
Risk-weighted assets estimated using final rules for the
Basel III standardized approach released July 2013 (g) 306,628 302,089
Risk-weighted assets, determined in accordance with prescribed regulatory requirements using Basel I definition (f) 289,613 289,672 287,611 282,033
Adjustments
4
20,866 21,021 21,233 22,167
Risk-weighted assets approximated using proposed rules for the
Basel III standardized approach released June 2012 (h) 310,479 310,693 308,844 304,200
Ratios
Tangible common equity to tangible assets (a)/(e) 7.4% 7.5% 7.4% 7.2% 7.2%
Tangible common equity to risk-weighted assets using Basel I definition (a)/(f) 8.9% 8.9% 8.8% 8.6% 8.8%
Tier 1 common equity to risk-weighted assets using Basel I definition (b)/(f) 9.3% 9.2% 9.1% 9.0% 9.0%
Tier 1 common equity to risk-weighted assets estimated using final rules for the Basel III standardized approach released July 2013 (c)/(g) 8.6% 8.6% - - -
Tier 1 common equity to risk-weighted assets approximated using proposed rules for the Basel III standardized approach released June 2012 (d)/(h) - 8.3% 8.2% 8.1% 8.2%
3Q13 risk-weighted assets are preliminary data, subject to change prior to filings with applicable regulatory agencies
3
Includes higher risk-weighting for unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments
4
Includes higher risk-weighting for residential mortgages, unfunded loan commitments, investment securities and mortgage servicing rights, and other adjustments

October 16, 2013 U.S. Bancorp 3Q13 Earnings Conference Call